Exhibit 10.1

EXECUTION VERSION

SEVENTH AMENDMENT

TO

CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is made and entered into on August 17, 2009 (“Signature Date”) and made effective as of May 15, 2009 (the “Effective Date”), by and among, on the one hand, CECO ENVIRONMENTAL CORP., a Delaware corporation (“Parent”), CECO GROUP, INC., a Delaware corporation (“Group”), FKI, LLC, a Delaware limited liability company (“FKI, LLC”), CECO MEXICO HOLDINGS LLC, a Delaware limited liability company (“CECO Mexico LLC”), AVC, INC., a Delaware corporation (“AVC, Inc.”), and each of the following Subsidiaries of Parent as Borrowers under this Amendment and the Credit Agreement: CECO FILTERS, INC., a Delaware corporation (“Filters”), NEW BUSCH CO., INC., a Delaware corporation (“New Busch”), THE KIRK & BLUM MANUFACTURING COMPANY, an Ohio corporation (“K&B”), KBD/TECHNIC, INC., an Indiana corporation (“Technic”), CECOAIRE, INC., a Delaware corporation (“Aire”), CECO ABATEMENT SYSTEMS, INC., a Delaware corporation (“Abatement”), H.M. WHITE, INC., a Delaware corporation (“H.M. White”), EFFOX INC., a Delaware corporation and formerly known as CECO ACQUISITION CORP. (“Effox”), GMD ENVIRONMENTAL TECHNOLOGIES, INC., a Delaware corporation and formerly known as GMD ACQUISITION CORP. (“GMD”), and FISHER-KLOSTERMAN, INC., a Delaware corporation and formerly known as FKI ACQUISITION CORP. (“Fisher-Klosterman”), and, on the other hand, FIFTH THIRD BANK, an Ohio banking corporation (“Lender”), is as follows:

Preliminary Statements

A. Parent, Group, and Borrowers executed and delivered to Lender that certain Credit Agreement dated as of December 29, 2005, as amended by the First Amendment to Credit Agreement dated as of June 8, 2006, the Second Amendment to Credit Agreement dated as of February 28, 2007, the Third Amendment to Credit Agreement dated as of February 29, 2008, the Fourth Amendment to Credit Agreement dated as of August 1, 2008, the Fifth Amendment to Credit Agreement dated as of December 30, 2008, and the Sixth Amendment to Credit Agreement dated to be effective as of March 31, 2009 (as amended, the “Credit Agreement”). FKI, LLC and CECO Mexico LLC are additional parties to the Third Amendment, Fourth Amendment, and Fifth Amendment. AVC, Inc. is an additional party to the Sixth Amendment. Capitalized terms which are used, but not defined, in this Amendment will have the meanings given to them in the Credit Agreement.

B. Parent, Group, FKI, LLC, CECO Mexico LLC, AVC, Inc., and Borrowers (collectively, the “Loan Parties”) have requested that Lender: (i) consent to a $3,000,000 loan to be made by Subordinated Creditor to Parent (the “Subordinated Loan”), which Subordinated Loan will be included in the Subordinated Debt and will be subject to the terms and conditions of the Subordination Agreement, and (ii) make certain other amendments to the Credit Agreement and certain of the other Loan Documents.

C. Lender is willing to consent to such requests and so amend the Credit Agreement and other Loan Documents, all on the terms, and subject to the conditions, of this Amendment.

Statement of Agreement

In consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and the Loan Parties hereby agree as follows:

1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions of this Amendment, the Credit Agreement is hereby amended as follows:

1.1 Section 1.1 of the Credit Agreement is hereby amended by the addition of the following new definitions, in their proper alphabetical order, to provide in their respective entireties as follows:

“Permitted Subordinated Debt Payments” has the meaning given in the Subordination Agreement.

“Seventh Amendment” means the Seventh Amendment to this Agreement dated as of August 17, 2009, to be effective as of May 15, 2009.

1.2 The following definition in Section 1.1 of the Credit Agreement is hereby amended in its entirety by substituting the following in its place:

“Subordination Agreement” means the Subordination Agreement between the Subordinated Creditor and Lender dated as of August 14, 2008, as amended by the First Amendment to Subordination Agreement dated as of March 31, 2009 and the Second Amendment to Subordination Agreement dated as of August 17, 2009.

1.3 Each reference to “Subordinated Debt Note” in the Credit Agreement is hereby amended by substituting a reference to “Subordinated Debt Notes” for such reference to “Subordinated Debt Note” where “Subordinated Debt Note” appears therein.

1.4 Sections 5.2(a) and 5.2(b) of the Credit Agreement are hereby amended in their entirety by substituting the following in their place:

5.2 Prepayments; Subordinated Debt.

(a) No Loan Party will voluntarily prepay any Indebtedness owing by a Loan Party prior to the stated maturity date thereof other than (i) the Obligations; (ii) Indebtedness to trade creditors where the prepayment shall result in a discount on the amount due or other benefit to such Loan Party deemed material by it; and (iii) the Permitted Subordinated Debt Payments to the extent, and in the manner, expressly permitted by the Subordination Agreement.

(b) No Loan Party will (i) make any payment (including any principal, premium, interest, fee or charge) with respect to any Subordinated Debt except, in each instance, the Permitted Subordinated Debt Payments to the extent, and in the manner, expressly permitted by the Subordination Agreement or (ii) repurchase, redeem, defease, acquire or reacquire for value any of the Subordinated Debt.

2. Consent to Subordinated Loan. The Loan Parties have requested that Lender consent to the Subordinated Loan. Subject to the terms, and on the conditions, of this Amendment, Lender hereby consents, without representation, warranty or recourse, to the Subordinated Loan. The consent provided in this Section 2, either alone or together with other consents which Lender may give from time to time, shall not, by course of dealing, implication or otherwise: (i) obligate Lender to consent to any other incurrence by the Loan Parties of Subordinated Debt of any kind, in each case past, present or future, other than the Subordinated Loan specifically consented to by this Section 2, (ii) constitute or be deemed to be a modification or amendment of the Credit Agreement or any of the other Loan Documents, or (iii) reduce, restrict or in any way affect the discretion of Lender in considering any future consent requested by any Loan Party.

3. Other Documents. As a condition of this Amendment, Borrowers, with the signing of this Amendment, will deliver or, as applicable, shall cause to be delivered to Lender, in form and substance satisfactory to Lender: (a) the Second Amendment to Subordination Agreement duly executed and delivered by the Subordinated Creditor; (b) fully executed copies of the Subordinated Debt Documents executed and/or delivered by the Loan Parties in connection with the Subordinated Loan; (c) a certificate of the Loan Parties of resolutions of such Loan Parties’ directors evidencing the authority of each Loan Party to execute, as applicable, this Amendment and all other documents executed in connection herewith (collectively, the “Amendment Documents”); and (d) such other documents, instruments, and agreements deemed necessary or desirable by Lender to effect the amendments to Borrowers’ credit facilities with Lender contemplated by this Amendment.

4. Representations. To induce Lender to accept this Amendment, the Loan Parties hereby represent and warrant to Lender as follows:

4.1 Each Loan Party has full power and authority to enter into, and to perform its obligations under, each Amendment Document to which it is a party, and the execution and delivery of, and the performance of their obligations under and arising out of, each Amendment Document, as applicable, have been duly authorized by all necessary corporate and, as applicable, limited liability company action.

4.2 Each Amendment Document constitutes the legal, valid and binding obligations of each Loan Party, as applicable, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally.

4.3 The Loan Parties’ representations and warranties contained in the Loan Documents are complete and correct as of the date of this Amendment with the same effect as though such representations and warranties had been made again on and as of the date of this Amendment, subject to those changes as are not prohibited by, or do not constitute Events of Default under, the Credit Agreement.

4.4 No Event of Default has occurred and is continuing.

5. Costs and Expenses. As a condition of this Amendment, Borrowers will promptly on demand pay or reimburse Lender for the costs and expenses incurred by Lender in connection with this Amendment, including, without limitation, reasonable attorneys’ fees.

6. Entire Agreement. This Amendment, together with the other Loan Documents, sets forth the entire agreement of the parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment and the other Loan Documents.

7. Default. Any default by a Loan Party in the performance of its obligations under this Amendment or the other Amendment Documents shall constitute an Event of Default under the Credit Agreement if not cured after any applicable notice and cure period under the Credit Agreement.

8. Continuing Effect of Credit Agreement. Except as expressly amended hereby, all of the provisions of the Credit Agreement are ratified and confirmed and remain in full force and effect.

9. One Agreement; References; Fax Signature. The Credit Agreement, as amended by this Amendment, will be construed as one agreement. Any reference in any of the Loan Documents to the Credit Agreement will be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment and the other Amendment Documents may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and, if so signed: (a) may be relied on by each party as if the document were a manually signed original and (b) will be binding on each party for all purposes.

10. Captions. The headings to the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

11. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

12. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Ohio (without regard to Ohio conflicts of law principles).

13. Reaffirmation of Security. The Loan Parties and Lender hereby expressly intend that this Amendment shall not in any manner (a) constitute the refinancing, refunding, payment or extinguishment of the Obligations evidenced by the existing Loan Documents; (b) be deemed to evidence a novation of the outstanding balance of the Obligations; or (c) affect, replace, impair, or extinguish the creation, attachment, perfection or priority of the Liens on the Loan Collateral granted pursuant to any Security Document evidencing, governing or creating a Lien on the Loan Collateral. Each Loan Party ratifies and reaffirms any and all grants of Liens to Lender on the Loan Collateral as security for the Obligations, and each Loan Party acknowledges and confirms that the grants of the Liens to Lender on the Loan Collateral: (i) represent continuing Liens on all of the Loan Collateral, (ii) secure all of the Obligations, and (iii) represent valid, first and best Liens on all of the Loan Collateral except to the extent, if any, of any Permitted Liens.

14. Reaffirmation of Guaranties. Each Loan Party hereby: (i) ratifies and reaffirms its Guaranty dated as of December 29, 2005 (or dated as of June 8, 2006 as it respects H.M. White; dated as of February 28, 2007 as it respects Effox; dated as of February 29, 2008 as it respects GMD, Fisher-Klosterman, FKI, LLC and CECO Mexico LLC; or dated as of March 31, 2009 as it respects AVC, Inc.) made by such Loan Party to Lender and (ii) acknowledges and agrees that no Loan Party is released from its obligations under its respective Guaranty by reason of this Amendment or the other Amendment Documents and that the obligations of each Loan Party under its respective Guaranty extend, among other Obligations of Borrowers to Lender, to the Obligations of Borrowers under this Amendment and the other Amendment Documents. Without limiting the generality of the foregoing, each Loan Party acknowledges and agrees that all references in any Guaranty to the Credit Agreement or the other Loan Documents shall be deemed to be references to the Credit Agreement or such other Loan Document, as amended by, or amended and restated in connection with, this Amendment.

[Signature Page Follows]

Exhibit 10.1

IN WITNESS WHEREOF, the Loan Parties and Lender have executed this Amendment by their duly authorized representatives as of the Effective Date.

CECO ENVIRONMENTAL CORP.		CECO GROUP, INC.

By:	/s/ Dennis W. Blazer	By:	/s/ Dennis W. Blazer
	Dennis W. Blazer, Chief Financial Officer and Vice President		Dennis W. Blazer, Chief Financial Officer, Secretary and Treasurer

CECO FILTERS, INC.
NEW BUSCH CO., INC.
THE KIRK & BLUM MANUFACTURING COMPANY
KBD/TECHNIC, INC.
CECOAIRE, INC.
CECO ABATEMENT SYSTEMS, INC.
EFFOX INC.
FISHER-KLOSTERMAN, INC.
H.M. WHITE, INC.
GMD ENVIRONMENTAL TECHNOLOGIES, INC., formerly known as GMD ACQUISITION CORP.
CECO MEXICO HOLDINGS LLC
AVC, INC.

By:	/s/ Dennis W. Blazer
Dennis W. Blazer, Secretary and Treasurer

FKI, LLC

By:	/s/ Dennis W. Blazer
Dennis W. Blazer, Manager

FIFTH THIRD BANK

		By:	/s/ Donald K. Mitchell
Donald K. Mitchell, Vice President

SIGNATURE PAGE TO

SEVENTH AMENDMENT TO CREDIT AGREEMENT

(CECO Environmental Corp. et al.)